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Exhibit 16(e) Schedule of Computation of Performance Quotations - Short Duration
California Municipal, Short Duration Diversified Municipal and Short Duration
New York Municipal Portfolios


SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF NOVEMBER 30, 1994

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P =     a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the Fund).

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PERIOD SINCE INCEPTION

P =     $1,000.00

n =     .158904

ERV =   $1,001.53

ANNUALIZED RETURN = 0.95%

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YIELD CALCULATION AS OF NOVEMBER 30, 1994

                                 6
YIELD = 2[([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days


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a =     116,742.89

b =     16,259.68

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c =     1,992,703.906

d =     12.43

YIELD = 4.92%

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SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF NOVEMBER 30, 1994

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P =     a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the Fund).

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PERIOD SINCE INCEPTION

P =     $1,000.00

n =     .158904

ERV =   $1,001.35

ANNUALIZED RETURN = 0.88%

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YIELD CALCULATION AS OF NOVEMBER 30, 1994

                                 6
YIELD = 2[([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period


b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days

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a =     196,289.83

b =     25,151.53

c =     3,118,215.800

d =     12.43

YIELD = 5.36%

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SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF NOVEMBER 30, 1994

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P =     a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the Fund).

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PERIOD SINCE INCEPTION

P =     $1,000.00

n =     .158904

ERV =   $999.78

ANNUALIZED RETURN = (0.13%)


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YIELD CALCULATION AS OF NOVEMBER 30, 1994

                                 6
YIELD = 2[([(a - b)/(c x d)] + 1)  - 1]



a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

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Base period = 30 days

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a =     166,596.54

b =     21,454.82

c =     2,641,172.119

d =     12.40

YIELD = 5.38%
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